Exhibit 4.1

Specimen Stock Certificate

NUMBER ______________	INCORPORATED IN NEVADA BANNER RESOURCES INC.	SHARES ______________
CUSIP __________________

THIS CERTIFIES THAT

________________________________________________

IS THE REGISTERED HOLDER OF

________________________________

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITH A PAR VALUE OF $0.001 PER SHARE

in the Capital of the above named Company transferable on the books of the Company by the registered holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not value unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

President Secretary	Dated: ______________, 20______ COUNTERSIGNED AND REGISTERED TRANSFER AGENT AND REGISTRAR

[BACK OF SHARE CERTIFICATE]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto
PLEASE INSERT SOCIAL INSURANCE NUMBER, SOCIAL SECURITY NUMBER, OR OTHER IDENTIFYING NUMBER OF TRANSFEREE	S.I.N./S.S.N. ______________________________

_________________________________________________________________________________________________
Please print or typewrite name and address (including postal code or zip code, as applicable) of transferee

_______________________________________________ shares registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints a duly authorized officer of the transfer agent and registrar as the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.
DATED: ___________________ 20____	Signature: ______________________
NOTICE:

The signatures of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program.

Signature Guaranteed By: